FILED PURSUANT TO RULE 497(E)
                                                     REGISTRATION NOS. 333-66807
                                                                       811-09093

                                  E*TRADE FUNDS
                       E*TRADE PREMIER MONEY MARKET FUND
         SUPPLEMENT DATED JUNE 3, 2002 TO PROSPECTUS DATED MAY 1, 2002

At its May 29, 2002 Meeting, the Board of Trustees of E*TRADE Funds approved an increase in the administrative services fee paid by the E*TRADE Premier Money Market Fund ("Fund") to E*TRADE Asset Management, Inc. ("ETAM"), from 0.10% to
0.15% of the Fund's average daily net assets, for administrative services that ETAM provides to the Fund. The change in the fee reflects the increased administrative services that ETAM will provide to the Fund after the conversion of the Fund on June 3, 2002 from a feeder fund that invests all of its assets in a corresponding master portfolio to an actively managed money market fund in which ETAM will directly manage the Fund's assets. The Fund's fees and expenses, however, will not currently increase because ETAM has contractually agreed to limit the Fund's fees and expenses to 0.45% of the Fund's average daily net assets through at least April 30, 2003.

Accordingly,  effective June 3, 2002, the Prospectus will be amended as follows:

1. The second table in the section of the Prospectus titled "FEES AND EXPENSES" is replaced by the following:

ANNUAL FUND OPERATING  EXPENSES  (AFTER WAIVER OR REIMBURSEMENT
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                  0.12%
Distribution(12b-1) Fees                         None
Other Expenses                                   0.68%
Total Annual Fund Operating Expenses             0.80%
Fee Waiver and/or  Expense  Reimbursement*       (0.35)%
Net Expenses                                     0.45%

2. The section in the Prospectus titled "FEES ANDEXPENSES--Example" is replaced by the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year*      3 Years*       5 Years*        10 Years*
$46          $ 220          $409            $954

*The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis until at least April 30, 2003. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

3.   The   paragraph   in  the   section   of  the   Prospectus   titled   "FUND
     MANAGEMENT---Administrator and Shareholder Servicing Agent" is replaced by the following:

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.20% of the average daily net assets of the Fund.



You may obtain a copy of the Fund's Prospectus and Statement of Additional Information, as supplemented, without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by referenced into the Prospectus or Statement of Additional Information unless specifically noted.

                                                FILED PURSUANT TO RULE 497(E)
                                                     REGISTRATION NOS. 333-66807
                                                                       811-09093


                                  E*TRADE FUNDS
                       E*TRADE PREMIER MONEY MARKET FUND
      SUPPLEMENT DATED JUNE 3, 2002 TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2002


At its May 29, 2002 Meeting, the Board of Trustees of E*TRADE Funds approved an increase in the administrative services fee paid by the E*TRADE Premier Money Market Fund ("Fund") to E*TRADE Asset Management, Inc. ("ETAM"), from 0.10% to
0.15% of the Fund's average daily net assets, for administrative services that ETAM provides to the Fund. The change in the fee reflects the increased administrative services that ETAM will provide to the Fund after the conversion of the Fund on June 3, 2002 from a feeder fund that invests all of its assets in a corresponding master portfolio to an actively managed money market fund in which ETAM will directly manage the Fund's assets. The Fund's fees and expenses, however, will not currently increase because ETAM has contractually agreed to limit the Fund's fees and expenses to 0.45% of the Fund's average daily net assets through at least April 30, 2003.

Accordingly, effective June 3, 2002, the Statement of Additional Information will be amended as follows:

The first  sentence of the second  paragraph in the section of the  Statement of
Additional     Information    titled    "INVESTMENT     ADVISORY    AND    OTHER
SERVICES---ADMINISTRATOR  OF THE FUND" is  replaced by the  following:

The Fund pays ETAM an administrative services fees equal to 0.15% of the Fund's average daily net assets.

     You may obtain a copy of the Fund's Prospectus and Statementof Additional Information, as supplemented, without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus or Statement of Additional Information unless specifically noted.